Fees Summary	Jul. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,974.83
Total Transaction Valuation	14,300,000.00
Total Offset Amount	0.00
Net Fee	$ 1,974.83